UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2023 (February 23, 2023)

Armada Acquisition Corp. I

(Exact name of Registrant as specified in its charter)

Delaware	001-40742	85-3810850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1760 Market Street, Suite 602

Philadelphia, PA 19103

(Address of principal executive offices)

(215) 543-6886

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	AACI U	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	AACI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock for $11.50 per share	AACI W	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Armada Acquisition Corp. I, a Delaware corporation (“Armada”), previously announced that it entered into a business combination agreement, dated as of December 17, 2021 (the “Original Date”), with Rezolve Limited, a private limited company registered under the laws of England and Wales (“Rezolve”), and Rezolve Merger Sub, Inc., a Delaware corporation (“Rezolve Merger Sub”), as amended by that certain First Amendment to the Business Combination Agreement, dated as of November 10, 2022 (such business combination agreement, as amended, the “Business Combination Agreement” and the business combination contemplated thereby, the “Business Combination”).

On February 23, 2023, Armada, Rezolve and YA II PN, Ltd., a Cayman Islands exempted limited partnership (“YA”) entered into Standby Equity Purchase Agreement (the “Purchase Agreement”), pursuant to which, among other things, upon the closing of the Business Combination, Rezolve shall have the right to issue and sell to YA up to $250 million of the ordinary shares of Rezolve (the “Common Shares”).

This Current Report on Form 8-K (this “Form 8-K”) provides a summary of the Purchase Agreement in connection with the Business Combination. The description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement, a copy of which is filed as Exhibit 2.3 hereto and is incorporated by reference herein.

Purchase Agreement

The below descriptions of the Purchase Agreement and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the Purchase Agreement, a copy of which is filed with this Form 8-K as Exhibit 2.3, and the terms of which are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Purchase Agreement. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Armada, Rezolve or YA. In particular, the assertions embodied in the representations and warranties in the Purchase Agreement were made as of the date of thereof or other specified date, were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Purchase Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts about Armada, Rezolve, or YA at the time they were made or otherwise and should only be read in conjunction with the other information that Armada or Rezolve makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (“SEC”). In addition, the representations, warranties, covenants and agreements and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Armada’s or Rezolve’s public disclosures.

The Purchase Agreement

Advances

The Purchase Agreement provides that following the sixth Trading Day following the date of closing of the Business Combination (the “Effective Date”), Rezolve, at its sole discretion, has the right, but not the obligation to issue and sell to YA up to $250 million of Common Shares (the “Commitment Amount”), subject to the following limitations:

•

Ownership Limitation. YA shall not be required to purchase Common Shares, which, when aggregated with all other Common Shares beneficially owned by YA and its affiliates, exceed 4.99% of the then outstanding voting power or number of Common Shares.

•	Registration Limitation. In no event shall an Advance exceed the number of Common Shares registered under the Registration Statement then in effect.

•

Exchange Cap. Subject to certain exceptions, YA shall not be required to purchase Common Shares to the extent that after giving effect to such purchase and sale the aggregate number of Common Shares issued under the Purchase Agreement would exceed 19.9% of the outstanding common Shares as of the date of the Purchase Agreement.

Registration Statement and Listing of Common Shares

Subject to closing of the Business Combination, Rezolve must file and maintain a Registration Statement, or multiple Registration Statements, for resale by YA of the Registerable Securities. As of each Advance Date, the Common Shares to be issued and sold by the Company must have been registered under Section 12(b) of the Exchange Act and approved for listing on the Nasdaq Stock Market.

Termination

If the Business Combination Agreement is terminated, other than in connection with the consummation of the Business Combination, then the Purchase Agreement shall be terminated and of no further effect, without any liability of any party thereunder.

The Purchase Agreement automatically terminates on the earliest of (i) the first day of the next month following the 36-month anniversary of the Effective Date or (ii) the date on which YA shall have made payment of Advances under the Purchase Agreement for Common Shares equal to the Commitment Amount.

Rezolve may terminate the Purchase Agreement upon five (5) Trading Days’ prior written notice to YA, provided that (i) there are no outstanding Advance Notices, the Common Shares under which have yet to be issued, and (ii) Rezolve has paid all amounts owed to YA under the Purchase Agreement.

The Purchase Agreement may be terminated at any time by the mutual written consent of Rezolve, Armada and YA.

Commitment and Structuring Fee

In connection with the Purchase Agreement, Rezolve has paid YA Global II SPV, LLC, a subsidiary of YA, a structuring fee of Ten Thousand Dollars ($10,000) and will pay a commitment fee to YA equal to 1.25% of the Commitment Amount, which may be paid by the issuance to YA of Common Shares or in cash by wire transfer to YA.

The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Purchase Agreement, which is attached as Exhibit 2.3 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 27, 2023, Rezolve issued a press release announcing the Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of Armada under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Important Information About the Proposed Transaction and Where to Find It

This Form 8-K relates to a proposed business combination transaction among Armada, Rezolve, and Rezolve Merger Sub. A full description of the terms of the transaction will be provided in a registration statement on Form F-4 that Rezolve intends to file with the SEC that will include a prospectus of Rezolve with respect to the securities to be issued in connection with the proposed business combination and a proxy statement of Armada with respect to the solicitation of proxies for the special meeting of stockholders of Armada to vote on the proposed business combination. Armada urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Armada, Rezolve, Rezolve Merger Sub and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Armada as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Registration Statement on Form F-4, including the proxy statement/prospectus included therein, and other documents filed with the SEC without charge, by directing a request to: Armada Acquisition Corp. I, 1760 Market Street, Suite 602, Philadelphia, PA 19103 USA; (215) 543-6886. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed transaction.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this Form 8-K include, but are not limited to, statements regarding the proposed Business Combination, including the structure of the transaction. These forward looking statements are subject to a number of risks and uncertainties, including, among others, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Armada, Rezolve or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders of Armada or Rezolve, to receive regulatory approvals or to satisfy other conditions to closing; (4) the ability to meet stock exchange listing standards following the consummation of proposed Business Combination; (5) the risk that the proposed Business Combination disrupts current plans and operations of Armada or Rezolve as a result of the announcement and consummation of the proposed Business Combination; (6) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed Business Combination; (9) the possibility that Armada, Rezolve or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 on Rezolve’s business and/or the ability of the parties to complete the proposed Business Combination; (11) the ability of existing investors to redeem and the level of redemptions, the ability to complete the Business Combination due to the failure to obtain approval from Armada’s stockholders, including those to be included under the header “Risk Factors” in the registration statement on Form F-4 to be filed by Rezolve with the SEC and those included under the header “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus of Armada related to its initial public offering. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Form 8-K represent our views as of the date of this Form 8-K. We anticipate that subsequent events and developments will cause our views to change. We have no intention to update the forward-looking statements herein, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Form 8-K.

No Offer or Solicitation

This Form 8-K is for informational purposes only and does not constitute an offer or a solicitation of an offer to buy or sell securities, assets or the business described herein or a commitment to Armada or Rezolve, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the proposed business combination or otherwise, nor shall there be any offer, sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Armada, and Rezolve, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Armada’s stockholders in respect of the proposed business combination. Information about the directors and executive officers of Armada is set forth in Armada’s final prospectus relating to its initial public offering, dated August 12, 2021, which was filed with the SEC on August 16, 2021 and is available free of charge at the SEC’s web site at www.sec.gov. Information about the directors and executive officers of Rezolve and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the proposed business combination when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to Armada’s stockholders in connection with the proposed business combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.3	Standby Equity Purchase Agreement, dated as of February 23, 2023, by and among Armada Acquisition Corp. I, Rezolve Limited and YA II PN, Ltd.

99.1	Press release, dated February 27, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2023

By:	/s/ Stephen P. Herbert
Name:	Stephen P. Herbert
Title:	Chief Executive Officer and Chairman